2012-5047,-5048,-5049

UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT

AMBASE CORP., et. al,

Plaintiffs-Cross Appellants,

v.

UNITED STATES,

Defendant-Appellant.

Appeal From The United States Court Of Federal  Claims In 93-CV-280

Senior Judge Loren A. Smith

DEFENDANT-APPELLANT'S MOTION
FOR AN EXTENSION Of TIME

The United States, defendant-appellant, respectfully requests a 40-day extension of time, to and including  July 28, 2012, within which to file our initial brief on appeal.  This request is made under Rule 26(b) of the Federal Rules of Appellate Procedure and Federal Circuit Rule 26(b).  Our initial brief is due June 18, 2012.  This is our third request for an extension for this purpose.  Counsel for plaintiffs-cross appellants have stated that they do not oppose this motion.

As explained  in the attached declaration  of Jeanne E. Davidson, Director  of the National  Courts Section , Civil Division,  Commercial Litigation  Branch of the Department  of Justice, the parties have been engaged  in settlement  negotiations  since November  2011 and have reached a tentative agreement  among counsel that, if approved, would resolve this appeal and any further proceedings  in this case.  Because of the amount at issue, the Acting Associate  Attorney General  and the Acting Assistant Attorney  General  must approve the settlement.  The matter is currently before the Acting Assistant  Attorney  General  for his decision.   Absent unforeseeable events,  we believe this process can be completed  within the time frame requested  in this motion for enlargement.

Although  we had hoped this could be accomplished  during the previous 60-day and 30-day extensions,  this proved impossible  because of the press of other business and the parties' involvement  in continuing settlement  discussions.   Further,  in the event the proposed settlement  is not approved  by authorized  officials,  we will require the time encompassed  in this motion to complete  our internal supervisory  review and revision process regarding  this appeal and our initial brief.  Specifically, the Office of the Solicitor  General , which must approve all appeals, has not yet completed  its internal  review of our proposed  appeal , and will only do so if advised that authorized  officials have been unable to approve the anticipated  settlement. An extension  of the briefing schedule  will allow the parties time to complete the final negotiations relating to the settlement,  obtain supervisory  approval, and hopefully  reach a settlement  without the need to expend the time and resources  required to engage  in the briefing of the appeal.

As we noted in our prior motions for an extension  of time, counsel working  on this appeal have been pressed, and continue  to be pressed, by filing deadlines,  trial activities,  supervision,  and oral arguments  in Winstar related and other cases, including:  G4S Technology  L.L.C. v. United States, No. 12-8CV  (Fed.Cl.) (response  to First Amended  Complaint  due March 5, 2012); Alvarian,  Inc. v. United Stat es, No. 2-9CV (Fed.Cl.)  (response  to Complaint  due March 5, 2012); Midwest Tube Fabricators,  Inc. v. United States, No. 11-774C (Fed. Cl.) (motion  to dismiss  and for judgment upon the administrative record filed Feb. l 0, 2011 ); Anne Marie Wilburn v. United States, 11-856C  (Fed. Cl.) (motion  to dismiss filed Jan. 27, 2012); First Annapolis  Bancorp,  Inc. v. United States, No. 94-522  (Fed. Cl.) (bill of costs filed Nov. 18, 2011); Maher and Gravee v. United States, No. 2010-5130 (Fed. Cir.) (oral argument  held Dec. 8, 2011); United States v. American Casualty  Co., No. 10-119 (Ct. Int'l  Trade) (continung written discovery  and depositions); and United States v. Rupari Food Services, Inc., No. 11-203 (Ct. Int'l  Trade) (written discovery  commencing Nov. 2011).

The undersigned  principal  attorney  supervises  a 200-person  litigating section of the Department of Justice, and also advises various Executive Branch agencies  concerning litigation  risk avoidance.

A 40-day extension  is necessary  to ensure that the parties have sufficient  time to complete  their settlement negotiations and permit reviewing officials  to approve  whatever settlement  may be reached  by the negotiating personnel.   In addition,  in the event the settlement  is not approved  by supervisory  officials,  the 40-day extension  will ensure that the Office of the Solicitor General  has sufficient time to complete  its internal supervisory review, and that we are able to complete  our internal review and revision process,  which has been delayed  by the press of other business.
For these reasons, we respectfully  request that our motion for a 40-day extension  of time to file our initial brief in this appeal be granted.

Respectfully submitted, STUART DELERY
                                                                          Acting Assistant  Attorney  General

OF COUNSEL:
SCOTT D. AUSTIN
Assistant Director

DAVID A. LEVITT
Trial Attorney

JEANNE E. DAVIDSON
Director
Commercial  Litigation  Branch
Civil Division
Department of Justice
PO Box 480
   Ben Franklin  Station
   Washington, D.C. 20044
   (202) 514-7300

  June 11, 2012                                                                Attorneys  for Defendant-Appellant

2012-5047,-5048,-5049

UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT

AMBASE CORP., et. al,
Plaintiffs-Cross Appellants,

V.

UNITED STATES,

Defendant-Appellant.

Appeal From The United States Court OfFederal Claims In 93-CV-280

Senior Judge Loren A. Smith

DECLARATION OF JEANNE E. DAVIDSON IN SUPPORT OF DEFENDANT-APPELLANT'S MOTION FOR AN EXTENSION Of TIME

1.  I am the Director of the National Courts Section, Civil Division, Commercial Litigation Branch of the Department of Justice.  I am the principal attorney for the United States in this appeal.  I offer this declaration in support of the accompanying motion for a 40-day extension of time, to and including July 28, 2012, within which to file our initial brief on appeal.

               2.  Government counsel has discussed this motion with counsel for plaintiffs-cross appellants, who advised that they do not oppose our request for a 40-day extension.

4.       This is our third request for an extension of time for this purpose.  Our initial brief is due June 18, 2012.

5.       An extension is needed so that we can complete settlement negotiations, which have been ongoing since November 2011 and are now in the final stage.  Counsel have reached an agreement that, if approved, would resolve this appeal and any further proceedings in this case.  Because of the amounts at issue, the Acting Associate Attorney General and the Acting Assistant Attorney General must approve the settlement.  The matter is cunently  before the Acting Assistant Attorney General for his decision. Absent unforeseeable events, we believe this process can be completed with the time frame requested in our motion for enlargement.

6.       Moreover, the enlargement is necessary to enable reviewing officials to approve any agreement that may be reached, thus obviating our need to pursue the appeal.  Although we had hoped the settlement could be finalized and approved  during our prior  60-day and 30-day extensions, that proved impossible because of the press of other business and continuing settlement negotiations.  In addition, the Office of the Solicitor General, which must approve all appeals, has not yet completed its internal review of

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our proposed  appeal,  and will only do so if advised that authorized  officials have been unable to approve the anticipated  settlement. Thus, in the unlikely event that the anticipated  settlement  is not finalized  or approved  by authorized  officials,  an extension  is necessary  to allow the Office of
Solicitor General time to complete  its internal  review of our proposed appeal, and to allow us time to complete  our internal  review and revision process for our initial brief.

7.  Counsel  working  on this appeal have been pressed , and continue to be pressed,  by filing deadlines, trial activities,  supervision,  and oral arguments  in Winstar-related and other cases, including, as we noted in our previous  motions:  G4S Technology L.L.C. v. United States, No. 1 2-8CV (Fed.Cl.)  (response  to First Amended  Complaint  due March 5, 2012; Alvarion, Inc. v. United States, No. 2-9CV (Fed.Cl.)  (response  to Complaint due March 5, 2012); Midwest Tube Fabricators, Inc. v. United States, No. 11-774C  (Fed. Cl.) (motion  to dismiss and for judgment  upon the administrative record filed Feb.10, 2011); Anne Marie Wilburn v. United States, 11-856C  (Fed. Cl.) (motion  to dismiss  filed Jan. 27, 2012); First Annapolis Bancorp, Inc. v. United States, No. 94-522  (Fed. Cl.) (bill of costs filed Nov. 18, 2011 ); Maher and Gravee v. United States, No. 2010-5130 (Fed. Cir.) (oral argument  held Dec. 8, 2011 ); United States v. American

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Casualty Co., No. 10-119 (Ct. lnt'l  Trade) (continuing written discovery and depositions); and United States v. Rupari Food Services,  Inc., No. 11-203 (Ct. Int'l Trade) (written discovery commencing Nov. 2011).

8.           The undersigned principal attorney supervises a 200-person litigating section of the Department of Justice, and also advises various Executive Branch agencies concerning litigation risk avoidance.

9.        A 40-day extension is necessary to allow the parties to complete their settlement negotiations and permit reviewing officials sufficient time to approve whatever settlement may be reached by the negotiating personnel.  In addition, in the unlikely event that the anticipated settlement is not finalized or approved by authorized officials, the extension is necessary to ensure that the Office of the Solicitor General has sufficient time to complete its internal supervisory review of our proposed appeal , and that we are able to complete the internal review and revision process for our opening brief, which has been delayed by the press of other business.

JEANNE E. DAVIDSON
Director
Commercial Litigation Branch
Civil Division
Department of Justice

June 11, 2012

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CERTIFICATE  OF SERVICE

I certify under penalty of perjury that on this 11th day of June, 2012, I caused to be served by First Class Mail, postage prepaid and via E-mail, two copies of "DEFENDANT-APPELLANT'S MOTION FOR AN EXTENSION OF TIME" addressed as follows:

David Thompson

Cooper & Kirk
                 1523 New Hampshire Ave.,
                  N.W.Washington,  DC 20036

Attorney for Plaintiff and

John Dorsey
Counsel
FDIC
3501 Fairfax Drive, VS-D-7022
Arlington, VA 22226
Attorney for Intervenor